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                                                                   EXHIBIT 23


                   CONSENT OF PUBLIC INDEPENDENT ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A into the Company's previously filed Form S-8 Registration Statement (No. 333-25467).


                                        ARTHUR ANDERSEN LLP


New York, New York
December 29, 1997